Commitments and Contingencies, minimum lease obligations (Details) $ in Thousands	12 Months Ended
Dec. 31, 2015 USD ($)
Commitments And Contingencies Disclosure
Operating leases	TDS and its subsidiaries have leases for certain plant facilities, office space, retail store sites, cell sites, data centers and data-processing equipment which are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and calculated on a straight-line basis over the defined lease term.
Operating Leases Future Minimum Payments Due
2016	$ 156,882
2017	136,248
2018	117,806
2019	100,894
2020	87,993
After 2020	724,217
Total	1,324,040
Operating Leases Future Minimum Receipts
2016	48,304
2017	40,180
2018	31,940
2019	21,608
2020	10,184
After 2020	1,238
Total	$ 153,454